Exhibit 10.51
                              EMPLOYMENT AGREEMENT
                              --------------------

     THIS AGREEMENT made to have effect the 1st of February, 2003.

BETWEEN:

     THE NEPTUNE SOCIETY, INC. a Florida corporation having its offices at 4312 Woodman Avenue, Third Floor, Sherman Oaks, CA 91423;

     (the "Company")

AND:

     MATTHEW J. HOOGENDOORN, an individual having his residence at 4522 Woodman Avenue, # C217, Sherman Oaks, CA 91423-5592

     (the "Employee")

     WHEREAS, the Company wishes to obtain the services of the Employee, and the Employee is willing to provide his service to the Company upon the terms and conditions set forth in this Agreement.

     NOW THEREFORE, in consideration of the premises and mutual covenants and agreements herein set forth, the parties hereto mutually covenant and agree as follows:

CONTRACT FOR SERVICES
---------------------

1. The Company hereby engages the Employee to act as the Senior Vice President of Finance of the Company. The Employee shall perform all duties incident to such position of Senior Vice President of Finance and other duties as may reasonably be required from time to time by the C.E.O., C.O.O. or President of the Company.

2. The Employee shall provide the services at the time and in the manner set forth herein. The Employee shall perform his duties out of the Sherman Oaks, California office of the Company, but the Company may, at its discretion, direct that the duties be provided on occasion in other locations. The Employee shall perform his duties as long as a suitable work permit is in effect from the appropriate governing authorities.

EXTENT OF SERVICE
-----------------

3. The Employee shall, during the term of this contract, devote at least 90% of his attention during normal working hours to the business of the Company, but may continue as a director or Employee to any other company, firm, or individual that is not in competition with the Company so long as his association with such company, firm or individual does not interfere with his attention to the Company's business.

FEES AND EXPENSES
-----------------

4.1 In consideration of the Employee providing his services as Senior Vice President of Finance, the Company shall pay to the Employee, a fee, plus applicable taxes (if any), of US $146,000 annually. Such compensation is to be paid monthly. Upon signing this Agreement, the Company shall issue the Employee 30,000 shares of the Company's Common Stock as a signing bonus.

The Company shall provide directly to the Employee, at no cost, vehicle parking at the office site and medical or health benefits.. The Employee will be directly responsible for all necessary travel, auto and any other expenses incurred by the Employee in connection with the provision of the services hereunder, however, expenses required to be paid by the Company for specifically required Company work, the Employee shall furnish statements and receipts as a requirement for reimbursement.

     (a) Automobiles. The Company shall provide the Employee with a monthly automobile allowance of no less than $1,000.

     (b) Business and Travel allowance. The Company shall provide the Employee with a monthly business and travel allowance of no less than $1,000. The Company shall promptly reimburse the Employee for all business, travel and entertainment expenses.

4.2 In addition, there will be a bonus paid on an annual basis of no less than 25% of the annual salary issued to the Employee. The total bonus amount is to be paid to the Employee by check or with the issuance of common stock of the Company; such payment to be determined annually by the Board of Directors.

4.3 In addition, the Company agrees to grant to the Employee, subject to the Company's stock option plan, 50,000 stock options with an exercise price of $0.70 U.S. per share. These options become exercisable at any time commencing after February 1, 2004. Any of these options that are exercised will be replaced by the Company during the term of this Agreement at an exercise price of 10% below the current market value at the time of grant.

4.4 It is agreed that for the first seven months of this Agreement, the Employee will be under an exclusive service contract to Hoogendoorn & Company CA and that the Company will pay, as directed by Hoogendoorn & Company CA, the fee as described in section 4.1 for this period. During the seven month period, Hoogendoorn & Company CA will be responsible for the payment of all withholdings for Federal, State and Provincial income tax, Employment Insurance and Pension Plans that may be required. Hoogendoorn & Company CA shall indemnify and hold harmless the Company and each of its officers and Directors from any liability in respect thereof

VACATION
--------

5. Under this Agreement the Employee is entitled to four weeks vacation per year.

CONFIDENTIAL INFORMATION
------------------------

6. The Employee shall well and faithfully provide the service to the Company, and use his best efforts to promote the interest thereof and shall not disclose (either during the term of this Agreement or at any time thereafter) the private affairs of the Company or any trade secret of the Company, to any persons other than the Management of the Company, or as required in the normal course of business and shall not use (either during the continuance of this Agreement or at any time thereafter) for his own purposes, or for any purposes other than those of the Company, any information he may acquire with respect to the Company's affairs. The Employee further agrees to execute such further and other agreements concerning the secrecy of the affairs of the Company or of any companies with which the Company is affiliated or associated, as the Management of the Company shall reasonably request. Furthermore, without restricting the generality of the foregoing, the Employee shall not either during the term of this Agreement or any time thereafter, directly or indirectly divulge to any person, firm or corporation:

     (a) any intellectual property, proprietary information, know-how, trade secrets, processes, product specifications, new product information or methods of doing business acquired in the course of providing the services hereunder;

          any information with respect of Company personnel or organization, or any of the financial affairs or business plans of the Company; or

          any  information  in  respect  of  Company  pricing  policies,   sales
          statistics, sales and marketing plans and strategies, profits, costs, or sourcing of clients.

TERM OF AGREEMENT
-----------------

7. This Agreement shall become effective on the 1st day of February, 2003, and shall continue until January 31, 2006 unless terminated upon mutual consent of the Employee and the Company, or until termination by the Employee or the Company in accordance with Sections 8 or 9, whichever is earlier.

BREACH OF AGREEMENT
-------------------

8. Without prejudice to any remedy the Company may have against the Employee for any breach or non-performance of this Agreement, the Company may terminate this Agreement, subject to Section 12, for breach by the Employee at any time effective immediately and without notice and without any payment for any compensation either by way of anticipated earnings or damage of any kind to him whatsoever, save and except in respect of fees payable to the date of such termination. For the purposes of this paragraph, any one of the following events shall constitute breach of this Agreement sufficient for termination, provided however, that the following events shall not constitute the only reasons for termination:

     (a) being guilty of any dishonesty or gross neglect in the provision of the services hereunder; or

     (b) being convicted of any criminal offense, other than an offense which in the reasonable opinion of the Company does not affect his position as a representative of the Company; or

     (c) becoming bankrupt or making any arrangement or composition with his creditors; or

     (d) alcoholism or drug addiction of the Employee which impairs his ability to provide the services required hereunder; or

     (e)  excessive   and   unreasonable   absence  of  the  Employee  from  the
          performance of the services for any reason other than for absence or incapacity specifically allowed hereunder.

     (f) The breach of any clause or term, including but not limited to Section 6 of this Agreement and the attached Addendum (if any) to this Agreement

TERMINATION
-----------

9.1 The Employee shall be entitled to terminate this Agreement, at any time by giving 4 weeks notice in writing to the C.E.O. or President of the Company.

9.2 The Company shall be entitled to terminate this Agreement at any time upon giving the Employee 4 weeks notice in writing of such termination and upon payment to the Employee of all fees and other amounts owing up to the date of termination and, in the event there has not been a breach of this Agreement by the Employee, a termination payment in an amount equal to six months of the annual fees due under Section 4 above will be in full satisfaction of all claims that the Employee may have against the Company.

OWNERSHIP AND USE OF WORK PRODUCTS
----------------------------------

10.1 The Employee agrees that any work product produced by the Employee in furtherance of the business of the Company either developed solely by the Employee or jointly with any other party will be the sole and exclusive property of the Company.

10.2 The Company acknowledges that general knowledge and experience including general techniques, concepts, methods and formulae not developed for the Company's specific application or work gained by the Employee prior to or in the course of his association with the Company, may be used by the Employee at any time prior to, during or subsequent to his association with the Company, unless a specific agreement to the contrary is entered into by the Employee and the Company.

10.3 This Agreement does not apply to general techniques, formulae, concepts or method for which no equipment, supplies, facility or other resources or trade secret information of the Company was used and which was developed entirely on the Employee's own time unless such general techniques, formulae, concepts or method relates directly to the actual or specifically targeted business of the Company.

10.4 At any and all times, either during the term of this Agreement or after termination hereof, the Employee will promptly, on the request of the Company, perform all such reasonable acts and execute and deliver all such documents that may be necessary to vest in the Company the entire right, title and interest in and to any such work products determined, by the Company, to be the exclusive property of the Company. Should any such services be rendered after expiration or termination of this Agreement, a reasonable fee, mutually agreed upon by the Employee and the Company, will be paid to the Employee on a per diem basis in addition to reasonable expenses incurred as a result of rendering such services.

RETURN OF PROPERTY
------------------

11. In the event of termination of this Agreement, the Employee agrees to return to the Company any property, which may be in the possession or control of the Employee.

SURVIVAL
--------

12. Notwithstanding the termination of this Agreement for any reason whatsoever the provisions of Section 6, 10, and 11 hereof and any other provision of this Agreement necessary to give efficacy thereto shall continue in full force and effect following such termination.

NOTICE
------

13. Any notice or other communication (each a "Communication") to be given in connection with this Agreement shall be given in writing and will be given by personal delivery addressed as follows:

          TO:              The Neptune Society
                           4312 Woodman Avenue, Third Floor
                           Sherman Oaks, CA 91423
                           Attention: President

          AND TO:          Matthew J. Hoogendoorn
                           4522 Woodman Avenue, # C217,
                           Sherman Oaks, CA 91423-5592

or at such other address as shall have been designated by Communication by either party to the other. Any Communication shall be conclusively deemed to have been received on the date of delivery. If the party giving any Communication knows or ought reasonably to know of any actual or threatened interruptions of the mails, any such Communication shall not be sent by mail but shall be given by personal delivery.

ENTIRE AGREEMENT
----------------

14. This Agreement constitutes and expresses the whole agreement of the parties hereto with reference to the services of the Employee by the Company, and with reference to any of the matters or things herein provided for, or hereinbefore discussed or mentioned with reference to such services; all promises, representations, and understandings relative thereto being merged herein.

AMENDMENTS AND WAIVERS
----------------------

15. No amendment of this Agreement shall be valid or binding unless set forth in writing and duly executed by both parties hereto. No waiver or any breach of any provision of this Agreement shall be effective or binding unless made in writing and signed by the party purporting to give the same and, unless otherwise provided in the written waiver, shall be limited to the specific breach waived.

BENEFIT OF AGREEMENT
--------------------

16. The provisions of this Agreement shall enure to the benefit of and be binding upon the legal personal representatives of the Employee and the successors and assigns of the Employee and the Company.

SEVERABILITY
------------

17. If any provision of this Agreement is deemed to be void or unenforceable, in whole or in part, it shall not be deemed to affect or impair the validity of any other provision of this Agreement, and each and every section, subsection and provision of this Agreement is hereby declared and agreed to be severable from each other and every other section, subsection or provision hereof and to constitute separate and distinct covenants. The Employee hereby agrees that all restrictions herein are reasonable and valid.

18. This Agreement shall be governed by and construed in accordance with the laws of the State of California. The Company and the Employee hereby irrevocably consent to the jurisdiction of the courts of the State of California.

COPY OF AGREEMENT
-----------------

19. The Employee hereby acknowledges receipt of a copy of this Agreement duly signed by the Company.

NUMBER AND GENDER
-----------------

20. Wherever the singular is used in this Agreement it is deemed to include the plural and wherever the masculine is used it is deemed to include the feminine or body politic or corporate where the context or the parties so require.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written:

THE NEPTUNE SOCIETY, INC.                   EMPLOYEE


/s/ Marco Markin                            /s/ Matthew J. Hoogendoorn
---------------------------------           ---------------------------------
Authorized Signatory                        Matthew J. Hoogendoorn

In the presence of:

/s/ Kathryn Witter
---------------------------------
Witness

Kathryn Witter
---------------------------------
Name

720 - 475 Howe
Vancouver BC V6C 2B3
---------------------------------
Address